SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 15, 2010

WINDTAMER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

000-53510	16-1610794
(Commission File Number)	(IRS Employer Identification No.)

156 Court Street Suite #7, Geneseo, New York	14454
(Address of Principal Executive Offices)	(Zip Code)

(585) 243-4040

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c)

On April 15, 2010, the President of WindTamer Corporation (the "Company"), William A. Schmitz, was appointed as the Company's Chief Executive Officer.  The Company's prior CEO and founder, Gerald E. Brock, will continue as a director and an executive officer as Chairman of the Board, acting Chief Financial Officer and Vice President of Research and Development.  This transition was pursuant to the arrangement previously approved by the Board of Directors at the time of hiring Mr. Schmitz as President in November 2009, as previously reported in the Company's Current Report on Form 8-K filed November 16, 2009, which is incorporated herein by reference.  Under the arrangement unless the Board of Directors unanimously voted otherwise on or before April 15, 2010, Mr. Schmitz would become Chief Executive Officer at that time.  No such vote occurred and therefore Mr. Schmitz became Chief Executive Officer.

Both Mr. Schmitz and Mr. Brock will continue under their existing employment agreements with the Company, which contemplate such changes in title and position as described herein.  A copy of Mr. Brock's Employment Agreement dated effective as of July 14, 2009, is filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed July 16, 2009.  A copy of Mr. Schmitz's Employment Agreement dated November 15, 2009, and a Stock Option Agreement dated November 15, 2009 are filed as Exhibits 10.1 and 10.2 to the Company's Current Report on Form 8-K filed November 16, 2009, respectively, and are incorporated herein by reference.

Except as described above, there is no arrangement or understanding between Mr. Schmitz and any other person, pursuant to which Mr. Schmitz was to be selected as an officer of the Company that would require disclosure under Item 401(b) of Regulation S-K. Additionally, there is no family relationship between Mr. Schmitz and any other person that would require disclosure under Item 401(d) of Regulation S-K. Except as described above, or in the Company's Current Report on Form 8-K dated November 16, 2009, Mr. Schmitz is not a party to any transactions that would require disclosure under Item 404(a) of Regulation S-K.

With the exception of the Employment Agreement and the Stock Option Agreement described above, there is no material plan, contract or arrangement to which Mr. Schmitz is a party, or in which he participates, nor has there been any material amendment to any plan, contract or arrangement, by virtue of his appointment as Chief Executive Officer.

Additionally, Molly Hedges became the Company's Principal Accounting Officer as of April 15, 2010 as previously reported in the Company's Current Report on Form 8-K filed March 2, 2010, which is incorporated herein by reference.  In connection with her appointment, the Company entered into an Employment Agreement with Ms. Hedges dated March 1, 2010, and a Stock Option Award Agreement dated March 1, 2010.  A copy of Ms. Hedges' Employment Agreement is filed herewith as Exhibit 10.3, and is incorporated herein by reference.

Also, on April 15, 2010, the Company’s Board of Directors confirmed the appointment of Cherrie Mahon, age 33, as an executive officer of the Company.  Ms. Mahon will continue to serve in her role as Vice President of Investor Relations where she has served since November 2009.  Ms. Mahon joined the Company in May 2009 as its Director of Investor Relations.  Ms. Mahon had been previously employed as President of Café Andiamo/Petrillo's Bakery/Mister Mo Bakery, Inc. (the "Café") since November 2007 where she ran the day to day operations of the business, of which she was also the sole owner. Before that, Ms. Mahon served as Director of Investor Relations at Document Security Systems, Inc. which she joined in February 2004. Ms. Mahon has a BS in Sociology from SUNY Brockport.

Ms. Mahon has previously received options stock options under the Company's 2008 Equity Incentive Plan and is eligible to participate under the plan.  The Company has an Employment Agreement with Ms. Mahon dated February 11, 2010, a copy of which is filed herewith as Exhibit 10.4, and is incorporated herein by reference.  Ms. Mahon's Employment Agreement provides for an initial three year employment term, which automatically renews for successive one year terms unless terminated by Ms. Mahon or the Company at least sixty days prior to the end of the term or any subsequent renewal term. Ms. Mahon's base compensation will be $120,000 per year for Vice President of Investor Relations and $30,000 per year for Executive Assistant to the Chairman.  Ms. Mahon is subject to non-competition covenants during the term of her employment and for a period of one (1) year thereafter. Upon termination of Ms. Mahon's employment for any reason, she is entitled to receive all unpaid salary, earned bonuses, vacation and other accrued benefits through the date of termination. If Ms. Mahon's employment is terminated without "Good Cause," as defined in Ms. Mahon's Employment Agreement, she is also entitled to severance payments in an amount equal to the annual salary at the rate in effect as of the date of termination for the remainder of the term but not less than two times her annual salary, and payment of health insurance premiums for herself and her family for twelve months immediately after termination.  The above description is a summary only and is qualified in its entirety by reference to Exhibit 10.4 filed herewith.

There is no arrangement or understanding between Ms. Mahon and any other person, pursuant to which Ms. Mahon is to be selected as an officer of the Company that would require disclosure under Item 401(b) of Regulation S-K.  Additionally, there is no family relationship between Ms. Mahon and any other person that would require disclosure under Item 401(d) of Regulation S-K. Ms. Mahon is not a party to any transactions that would require disclosure under Item 404(a) of Regulation S-K.  With the exception of Ms. Mahon's Employment Agreement and her stock option awards described above, there is no material plan, contract or arrangement to which Ms. Mahon is a party, or in which she participates, nor has there been any material amendment to any plan, contract or arrangement, by virtue of her appointment.

(e)
On April 15, 2010, the Company and Gerald Brock entered into an amendment to his Employment Agreement dated effective as of July 14, 2009 (the "Amendment").  The Amendment amends and modifies the original agreement to provide a severance period commensurate with other executives, and to reflect his transition from CEO to continue as a director and an executive officer as Chairman of the Board, acting Chief Financial Officer and Vice President of Research and Development. The Amendment provides that if his employment is terminated without “Good Cause,” as defined therein, he is also entitled to severance payments in an amount equal to the annual salary at the rate in effect as of the date of termination for the remainder of the term but not less than two times his annual salary, and payment of health insurance premiums for himself and his family for twelve months immediately after termination.  The Amendment also incorporates the increase in his salary previously reported by the Company in its Current Report on Form 8-K filed January 4, 2010.

Item 9.01

(d)           Exhibits

Exhibit Number	Description

10.1
Employment Agreement between WindTamer Corporation and William Schmitz, dated as of November 15, 2009 (incorporated by reference herein to Exhibit 10.1 to the Current Report on Form 8-K filed by WindTamer Corporation dated November 16, 2009 (File No. 000-53510)).

10.2
Stock Option Agreement between WindTamer Corporation and William Schmitz, dated as of November 15, 2009 (incorporated by reference herein to Exhibit 10.2 to the Current Report on Form 8-K filed by WindTamer Corporation dated November 16, 2009 (File No. 000-53510)).

10.3
Employment Agreement between WindTamer Corporation and Molly Hedges, dated as of March 1, 2010 (incorporated by reference herein to Exhibit 10.1 to the Current Report on Form 8-K filed by WindTamer Corporation dated March 2, 2010 (File No. 000-53510)).

10.4	Employment Agreement between WindTamer Corporation and Cherrie Mahon, dated effective as of February 11, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINDTAMER CORPORATION

Date: April 20, 2010	By:	/s/ William A. Schmitz
Name: William A. Schmitz
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1
Employment Agreement between WindTamer Corporation and William Schmitz, dated as of November 15, 2009 (incorporated by reference herein to Exhibit 10.1 to the Current Report on Form 8-K filed by WindTamer Corporation dated November 16, 2009 (File No. 000-53510)).

10.2
Stock Option Agreement between WindTamer Corporation and William Schmitz, dated as of November 15, 2009 (incorporated by reference herein to Exhibit 10.2 to the Current Report on Form 8-K filed by WindTamer Corporation dated November 16, 2009 (File No. 000-53510)).

10.3
Employment Agreement between WindTamer Corporation and Molly Hedges, dated as of March 1, 2010 (incorporated by reference herein to Exhibit 10.1 to the Current Report on Form 8-K filed by WindTamer Corporation dated March 2, 2010 (File No. 000-53510)).

10.4	Employment Agreement between WindTamer Corporation and Cherrie Mahon, dated effective as of February 11, 2010.